Schedule of Investments (unaudited)
January 31, 2026
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 Putnam Emerging Markets ex-China ETF

(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 94.3%
Communication Services — 7.3%
Wireless Telecommunication Services — 7.3%
Bharti Airtel Ltd.	22,026	$471,396
Etihad Etisalat Co.	11,527	216,360
Far EasTone Telecommunications Co. Ltd.	68,000	191,878
MTN Group Ltd.	18,281	204,756
TIM SA	47,460	221,124

Total Communication Services		1,305,514
Consumer Discretionary — 4.9%
Automobiles — 2.3%
Mahindra & Mahindra Ltd.	10,843	404,522
Broadline Retail — 0.6%
Sea Ltd., ADR	914	106,472 *
Hotels, Restaurants & Leisure — 2.0%
Eternal Ltd.	48,275	143,585 *
Indian Hotels Co. Ltd.	29,925	219,312
Total Hotels, Restaurants & Leisure		362,897

Total Consumer Discretionary		873,891
Consumer Staples — 1.0%
Consumer Staples Distribution & Retail — 0.2%
Raia Drogasil SA	6,588	30,670
Household Products — 0.1%
Unilever Indonesia Tbk PT	256,600	29,428
Personal Care Products — 0.7%
APR Corp.	658	123,426

Total Consumer Staples		183,524
Financials — 24.0%
Banks — 18.0%
Abu Dhabi Islamic Bank PJSC	62,839	416,474
Al Rajhi Bank	8,229	235,196
Bank Central Asia Tbk PT	386,900	170,573
CTBC Financial Holding Co. Ltd.	173,000	279,813
Grupo Financiero Banorte SAB de CV, Class O Shares	15,759	178,159
ICICI Bank Ltd.	26,136	384,990
KB Financial Group Inc.	4,644	436,202
National Bank of Greece SA	13,231	233,917
NU Holdings Ltd., Class A Shares	14,004	248,571 *
OTP Bank Nyrt	3,392	427,343
Powszechna Kasa Oszczednosci Bank Polski SA	7,307	190,397
Total Banks		3,201,635
Capital Markets — 0.7%
HDFC Asset Management Co. Ltd.	4,750	129,904 (a)
Financial Services — 2.5%
Aditya Birla Capital Ltd.	54,544	201,484 *
FirstRand Ltd.	42,323	242,456
Total Financial Services		443,940
See Notes to Schedule of Investments.

Putnam Emerging Markets ex-China ETF 2026 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
January 31, 2026
 Putnam Emerging Markets ex-China ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value

Insurance — 2.8%
Powszechny Zaklad Ubezpieczen SA	8,639	$170,397
Rasan Information Technology Co.	8,529	318,357 *
Total Insurance		488,754

Total Financials		4,264,233
Health Care — 1.2%
Health Care Providers & Services — 1.2%
Apollo Hospitals Enterprise Ltd.	2,829	214,065

Industrials — 10.0%
Aerospace & Defense — 1.2%
Hanwha Aerospace Co. Ltd.	229	206,822 *
Construction & Engineering — 1.6%
Gamuda Bhd	69,925	78,404
Larsen & Toubro Ltd.	4,672	199,720
Total Construction & Engineering		278,124
Electrical Equipment — 1.4%
GE Vernova T&D India Ltd.	6,966	244,623
Industrial Conglomerates — 2.7%
Samsung C&T Corp.	2,326	487,209
Machinery — 1.3%
Samsung Heavy Industries Co. Ltd.	11,398	233,202 *
Transportation Infrastructure — 1.8%
International Container Terminal Services Inc.	29,340	319,907

Total Industrials		1,769,887
Information Technology — 35.8%
Electronic Equipment, Instruments & Components — 1.6%
Elite Material Co. Ltd.	5,000	277,248
Semiconductors & Semiconductor Equipment — 24.1%
King Yuan Electronics Co. Ltd.	37,000	348,014
SK hynix Inc.	806	509,000
Taiwan Semiconductor Manufacturing Co. Ltd.	61,000	3,440,578
Total Semiconductors & Semiconductor Equipment		4,297,592
Technology Hardware, Storage & Peripherals — 10.1%
Asia Vital Components Co. Ltd.	4,000	185,574
Samsung Electronics Co. Ltd.	13,844	1,543,672
Wistron Corp.	17,000	70,496
Total Technology Hardware, Storage & Peripherals		1,799,742

Total Information Technology		6,374,582
Materials — 3.2%
Construction Materials — 1.5%
UltraTech Cement Ltd.	1,894	261,366
Metals & Mining — 1.7%
Anglogold Ashanti PLC	3,282	313,016

Total Materials		574,382
Real Estate — 1.6%
Real Estate Management & Development — 1.6%
Emaar Properties PJSC	69,030	281,947
See Notes to Schedule of Investments.

Putnam Emerging Markets ex-China ETF 2026 Quarterly Report

 Putnam Emerging Markets ex-China ETF
(Percentages shown based on Fund net assets)
Security		Shares	Value

Utilities — 5.3%
Electric Utilities — 1.3%
Korea Electric Power Corp.		5,890	$238,563 *
Independent Power and Renewable Electricity Producers — 2.0%
NTPC Ltd.		90,963	352,035
Water Utilities — 2.0%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP		13,138	352,548

Total Utilities			943,146
Total Common Stocks (Cost — $10,995,038)			16,785,171
	Rate
Preferred Stocks — 2.5%
Financials — 2.5%
Banks — 2.5%
Itau Unibanco Holding SA (Cost — $331,092)	0.033%	51,603	446,143 (b)
Total Investments before Short-Term Investments (Cost — $11,326,130)			17,231,314

Short-Term Investments — 2.6%
Putnam Government Money Market Fund, Class P Shares (Cost — $457,472)	3.430%	457,472	457,472 (c)(d)
Total Investments — 99.4% (Cost — $11,783,602)			17,688,786
Other Assets in Excess of Liabilities — 0.6%			102,283
Total Net Assets — 100.0%			$17,791,069

*	Non-income producing security.
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	The rate shown represents the yield as of January 31, 2026.
(c)	Rate shown is one-day yield as of the end of the reporting period.
(d)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At January 31, 2026, the total market value of investments in Affiliated Companies was $457,472 and the cost was $457,472 (Note 2).

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
PJSC	—	Private Joint Stock Company
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

Putnam Emerging Markets ex-China ETF 2026 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Putnam Emerging Markets ex-China ETF (the “Fund”) is a separate non-diversified investment series of Putnam ETF Trust (the “Trust”). The Trust, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Shares of the Fund are listed and traded at market prices on NYSE Arca, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.
The Fund seeks long-term capital appreciation.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from

Putnam Emerging Markets ex-China ETF 2026 Quarterly Report

market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$16,785,171	—	—	$16,785,171
Preferred Stocks	446,143	—	—	446,143
Total Long-Term Investments	17,231,314	—	—	17,231,314
Short-Term Investments†	457,472	—	—	457,472
Total Investments	$17,688,786	—	—	$17,688,786

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended January 31, 2026. The following transactions were effected in such company for the period ended January 31, 2026.

	Affiliate Value at April 30, 2025	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Putnam Government Money Market Fund, Class P Shares	$237,771	$6,708,312	6,708,312	$6,488,611	6,488,611

Putnam Emerging Markets ex-China ETF 2026 Quarterly Report

Notes to Schedule of Investments (unaudited) (cont’d)

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at January 31, 2026
Putnam Government Money Market Fund, Class P Shares	—	$14,834	—	$457,472

Putnam Emerging Markets ex-China ETF 2026 Quarterly Report